Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Burger King Holdings, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Chidsey, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John W. Chidsey

John W. Chidsey
Chief Executive Officer
Dated: August 31, 2006
A signed original of this written statement required by Section 906 has been provided to Burger King Holdings, Inc. and will be retained by Burger King Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.